UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018

MIRAGEN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 643-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

On August 6, 2018 Miragen Therapeutics, Inc., a Delaware corporation (“the Company”), entered into a definitive common stock purchase agreement (the “Purchase Agreement”) for the sale of up to $5.0 million of shares of its common stock (the “Shares”) to The Leukemia & Lymphoma Society, Inc. (the “Purchaser”) in a private placement (the “Offering”). Under the terms of the Purchase Agreement, the Company expects to raise up to approximately $5.0 million in gross proceeds by selling Shares in up to five separate closings to the Purchaser. The initial closing of the Offering was held on August 6, 2018. At the initial closing, the Company issued 150,987 Shares at a price per share equal to $6.62. The price per Share of common stock to be sold in any subsequent closings will be equal to the average of the volume weighted-average prices of a Share on the Nasdaq Capital Market for the three trading days beginning with the first trading day after the date of achievement of the relevant milestone for each such closing. Each closing is subject to the Company’s achievement of specified milestones under the Purchase Agreement and other customary closing conditions, provided, that each such closing must be completed prior to December 31, 2021.

The foregoing is only a brief description of the material terms of the Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder. The foregoing is qualified in its entirety by reference to the full text of the Purchase Agreement. The Company anticipates filing a copy of the Purchase Agreement with its periodic report on Form 10-Q for the quarter ended September 30, 2018.

Item 3.02	Unregistered Sales of Equity Securities.

The Shares were offered and will be sold to the Purchaser under the Purchase Agreement in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Purchaser represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and is acquiring the Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Shares were offered without any general solicitation by the Company or its representatives.

The aggregate purchase price of the 150,987 Shares issued at the initial closing of the Offering was $1.0 million and proceeds, after expenses, are expected to be approximately $0.9 million.

The Company intends to use the net proceeds of the Offering for its SOLAR clinical trial.

The Shares have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the U.S. Securities and Exchange Commission (the “SEC”) or an applicable exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy Shares or any other securities of the Company.

Additional information regarding the Offering and the issuance of the Shares is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

The press release, dated August 6, 2018, announcing the Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts are “forward-looking statements” that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements, which may be identified by use of words such as “plan,” “may,” “might,” “believe,” “expect,” “intend,” “could,” “would,” “should,” and other words and terms of similar meaning, involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such forward-looking statements include statements relating to the achievement of any milestones under the Purchase Agreement, any future closing under the Offering, future obligations of the parties, as well as the proposed use of proceeds from the Offering. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Actual events or results may differ materially from those stated in any such statements due to various factors, some of which are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, as well as other subsequent filings by the Company with the SEC. You can locate these filings on the Investors page of the Company’s website, www.miragen.com. Statements included or incorporated by reference into this Current Report on Form 8-K are based upon information known to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to publicly revise or update any forward-looking statement for any reason. In light of Regulation FD, it is the Company’s policy not to comment on earnings, financial guidance or operations other than through press releases, publicly announced conference calls, or other means that will constitute public disclosure for purposes of Regulation FD. The Company uses its website at www.miragen.com as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. The information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.

Dated: August 6, 2018	By:	/s/ Jason A. Leverone
Jason A. Leverone
Chief Financial Officer